Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            INDUSTRIAL MINERALS, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                            INDUSTRIAL MINERALS, INC.
                        2 Robert Speck Parkway, Suite 750
                          Mississauga, Ontario L4Z 1H8
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 24, 2003


     Notice is hereby given that the Annual Meeting of Shareholders of Industrial Minerals, Inc., (hereinafter referred to as "the Company") will be held at the Holiday Inn Select, 970 Dixon Road, Etobicoke, ON, in the King Room, at 2:00 p.m., local time, for the following purposes:

         1. To elect five directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         2. To appoint Toski, Schaeffer & Co., P.C. of Williamsville, New York as independent auditors for fiscal year ended December 31, 2003.

         3. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on September 18, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                              /s/ John Melnyk
                                              -----------------------
                                              Industrial Minerals, Inc.
                                              John Melnyk, CFO

                                 PROXY STATEMENT

                            INDUSTRIAL MINERALS, INC.

                       2 Robert Speck Parkway, Suite 750
                          Mississauga, Ontario L4Z 1H8

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD


                                OCTOBER 24, 2003

     This Proxy Statement is being furnished to the shareholders of INDUSTRIAL MINERALS, INC., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Share-holders to be held at 2:00 p.m., local time, October 24, 2003 at the Holiday Inn Select, 970 Dixon Road, Etobicoke, ON, in the King Room. The Proxy Statement is first being sent or given to shareholders on or about October 2, 2003.


     PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on September 18, 2003 have the right to receive notice of and to vote at the Annual Meeting. On September 18, 2003, the Company had issued an outstanding 72,063,896 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meet-ing, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this

Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communica-tions with respect to revocations of proxies should be addressed to John Melnyk, CFO, Industrial Minerals, Inc., 2 Robert Speck Parkway, Suite 750, Mississauga, Ontario L4Z 1H8.

         HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

         The person named as proxy is John Melnyk, a director of the Company.

         In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

        As of the call date of the meeting, September 18, 2003, the total number of common shares outstanding and entitled to vote was 72,063,896.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. September 18, 2003 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of September 18, 2003, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title             Name and                                  Amount and                 Percent
of                Address of                                Nature of                  of
Class             Beneficial Owner                          Beneficial Interest        Class
-----             ----------------                          -------------------        -------
Common            Edward V. Verby (2)                       400,000                    less than .1%
                  2 Robert Speck Parkway, Suite 750
                  Mississauga, Ontario L4Z 1H8
                  (resigned 2003 as President & CEO)

Common            John Melnyk (1)(2)(3)                     3,850,800                  5.3%
                  2 Robert Speck Parkway, Suite 750
                  Mississauga, Ontario L4Z 1H8

Common            Stephen W. Weathers (2)                   15,400                     less than .1%
                  1926 S. Xenon Street
                  Lakewood, CO  80228

Common            Krystar International                     12,996,000                 18%
                  P.O. Box N-8198
                  East Bay Street
                  Management International Building
                  Nassau, Bahamas, BWI

Common            Larry Van Tol                             0                          0%
                  2 Robert Speck Parkway, Suite 750
                  Mississauga, Ontario L4Z 1H8

Common            Debra Ann Dupuis                          0                          0%
                  2 Robert Speck Parkway, Suite 750
                  Mississauga, Ontario L4Z 1H8


Directors and officers as a group                           4,266,200                  6%

                                       5


(1)     Officer
(2)     Director
(3)     Includes Murphy's Investment Corp. and Olympic View Investments
        (beneficially owned by John Melnyk's wife)



                          VOTING REQUIRED FOR APPROVAL

         A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned with-out further notice to shareholders, until a quorum is assembled. Each share-holder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         Abstentions and broker non-votes are counted for purposes of determin-ing the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.


               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the year ended December 31, 2002 and year to date August 31, 2003, (1) to each of the Company's executive officers, and (2) to all officers as a group is set forth below under directors. None.

         Compensation paid by the Company for all services provided during the period ended December 31, 2002, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:


                                     SUMMARY COMPENSATION TABLE OF EXECUTIVES
NAME AND        YEAR      SALARY     BONUS      CONSULTING       NUMBER OF   SECURITIES        LONG TERM
PRINCIPAL                                       FEES/OTHER       SHARES      UNDERLYING        COMPENSATION/OPTION
POSITION                                        FEES ($)                     OPTIONS/
                                                                             SARS (#)
============================================================================================================
Robert Stoutley   2003      15,550       0          0                0           0                 0
President & CEO   2002      0            0          0                0           0                 0
                  2001      0            0          0                0           0                 0
----------------------------------------------------------------------------------------------------------
John Melnyk,      2003      0            0          8,000            0           0                 0
Secretary/        2002      0            0          0                0           0                 0
Treasurer, CFO    2001      0            0          0                0           0                 0
----------------------------------------------------------------------------------------------------------
Officers as a     2003      15,550       0          8,000            0           0                 0
Group             2002      0            0          0                0           0                 0
                  2001      0            0          0                0           0                 0
----------------------------------------------------------------------------------------------------------

         (a) Compensation Pursuant to Plans. None.

         (b) Other Compensation. None.

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)


         Long Term Incentive Plans - Awards in Last Fiscal Year (None)

                               BOARD OF DIRECTORS

Committees and Meetings

         The Board held no formal meetings during the fiscal year ended December 31, 2002 but conferred by telephone and took actions by unanimous consent, as necessary. The Board has not appointed standing Audit and Compensation Committees as of the date hereof but intends to establish such committees immediately after the annual meeting based upon the newly elected Board. No committees existed in prior years for theBoard. The Audit Committee will conduct its business during the regular meetings of the Board of Directors in the future and in addition, will confer from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also will confer from time to time as necessary. The Board has no standing nominating committee. Directors are required to attend more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

        (a) Compensation of Directors



                          Directors' Compensation for Last Fiscal Year
                                     -----------------------

NAME AND PRINCIPAL        YEAR      ANNUAL        MEETING      CONSULTING         NUMBER OF     SECURITIES
                                    RETAINER      FEES ($)     FEES/OTHER FEES    OPTION        UNDERLYING OPTIONS/
POSITION                            FEES ($)                   ($)                SHARES        SARS (#)
                                                                                  EXERCISED
=============================================================================================================
John Melnyk, Secretary/   2003          0             0            0                  0             0
Treasurer, CFO            2002          0             0            0                  0             0
                          2001          0             0            0                  0             0
-------------------------------------------------------------------------------------------------------------
Edward Verby,             2003          0             0            0                  0             0
President, CEO, &         2002          0             0            0                  0             0
Director (resigned as     2001          0             0            0                  0             0
President & CEO 2003)
-------------------------------------------------------------------------------------------------------------
Stephen Weathers,         2003          0             0            0                  0             0
Director                  2002          0             0            0                  0             0
                          2001          0             0            0                  0             0
-------------------------------------------------------------------------------------------------------------
Directors as a            2003          0             0            0                  0             0
Group                     2002          0             0            0                  0             0
                          2001          0             0            0                  0             0
=============================================================================================================

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

         Long Term Incentive Plans - Awards in Last Fiscal Year (None)


     The Audit Committee of the Board will, when established after the election of the new Board, consist of at least two independent directors. The Audit Committee will have the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and account-ing compliance.

     The Compensation Committee will be established after the election of the new directors and will have at least two independent directors. The Compensation Committee determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

        The Company does not have a Nominating Committee.


                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

         As permitted by the Delaware General Corporation Law, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnifica-tion would otherwise be discretionary.

         The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to John Melnyk, CFO, 2 Robert Speck Parkway, Suite 750, Mississauga, Ontario L4Z 1H8.

                         BOARD OF DIRECTORS AND OFFICERS

          The persons listed below are currently Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company as of September 16, 2003 are as follows:

                                                                    Period of
                                                                   Service As
                                                                   An Officer Or
     Name                     Age           Position(s)           Director
------------------------------------  ------------------------  --------------
Robert Stoutley                48       President & CEO           Annual

John Melnyk                    54       CFO, Secretary            Annual
                                        & Director
Steve Weathers                 42       Director                  Annual

Edward Verby                   60       Director                  Annual

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

Mr. R.A. (Bob) Stoutley age 49 was most recently Vice-President of Air Products Canada Ltd, a wholly owned subsidiary of Air Products and Chemicals. Air Products is a leading global supplier of industrial gases and chemicals operat-ing in 32 countries. Mr. Stoutley left Air Products at the end of March 2003 after a career spanning twenty years. During Mr. Stoutley's twenty year career he was given increasing roles of responsibility. Initially, hired to establish sales and operations in Western Canada, Mr. Stoutley advanced through positions in sales, sales management, business and project development and finally Vice President and a member of the board of directors of Air Products Canada Ltd. Mr. Stoutley was appointed President of the Company in mid-2003.

JOHN MELNYK, age 54, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978, he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self employed sales agent in the photo-graphic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's Investment Corp. a privately held Corporation (1999-2002) which invests in various ventures. He resigned his position from Murphy's in March 2002. Mr. Melnyk works full time for the Company and has been CFO, Secretary, and directors of the Company since 2002.

STEPHEN W. WEATHERS, age 42, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisi-tions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also served as a director (2001-2003) and CFO in 2003 of Sun River Mining, Inc., which is seeking a business acquisition. Mr. Weathers has been a director since early 2002.

     EDWARD V. VERBY, age 60, in 1963 earned his Bachelor of Commerce degree from Loyola College in Montreal with a major in economics. From 1963 to 1991 he worked in the tire industry retiring from Uniroyal-Goodrich Canada, Inc. where he held the position of Vice President of Sales. (This company was a tire products manufacturer.) Mr. Verby became a director and later President of Great Lakes Nickel Limited, a mineral exploration venture, in 1991 resigning both positions in December of 2001. He has been a partner and director of Anderson Tire & Treads in Hamilton since 1991. (This company is a tire retailing company.) Mr. Verby was President of the Company from early 2002 to Spring 2003 and has been a director since early 2002.


                                    AUDITORS

        The auditors for the fiscal year ended December 31, 2002 were Toski Schaeffer & Co., P.C. The auditors for the fiscal year ended December 31, 2001 were Michael Johnson & Co., LLC.

        Michael Johnson & Co., LLC., formerly auditors for the Company, were terminated as auditors on April 5, 2002. Toski, Schaefer & Co., P.C. were thereupon engaged as auditors for Company.

        The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

        In connection with audit of the most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with its report to the subject of the disagreement(s).

        The audit report by Michael Johnson & Co., P.C.for the year ended December, 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

        The audit report by Toski Schaeffer & Co., P.C. for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principals.


Audit Fees                                      2001            2002            2003
   Michael Johnson & Co.                        $0              $1,500          $  0
   Toski, Schaeffer, & Co.                       0               4,000          9,000

Audit Related Fees
   Michael Johnson & Co. (review of quarterly)  $1,500          $0              $  0
   Toski, Schaeffer, & Co.                           0           4,800          3,200


All Other Fees                                  $0              $0              $0


                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is five. The Board has nominated five (5) persons. At this Annual Meet-ing, a Board of five (5) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

        Three nominees are presently directors of the Company. Two nominees are new to the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is discussed on pages 10, 11, and 12 of this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

          John Melnyk
          Robert Stoutley
          Steve Weathers
          Larry Van Tol
          Debra Ann Dupuis

        The biographical information of Messrs. Melnyk, Stoutley, and Weathers is contained on page 11, under "Management Experience."

NOMINEE BIOGRAPHICAL INFORMATION (Nominees who are not currently directors)

        Larry Van Tol, age 60, graduated with a Bachleor of Science degree in Business Administration and Economics from the University of Minnesota in 1967. From 1976 to present Mr. Van Tol has been the owner operator of Hilltop Florist and Greenhouse in Mankato, Minnesota. Mr. Van Tol has been a director of Security State Bank in Mankato. He has held this directorship since 1999. Mr. Van Tol is a member of the audit, company policy, compensation, investment and loan approval committees of Security State Bank. Security State bank is private-ly held and the 3rd. largest of Mankato's 28 Banks. Security State bank has one location and $100 million in assets. Mr. Van Tol is also a director of Bancommun -ity Service Corp. Bancommunity is the privately held holding company of First National Bank of St. Peter, MN and Security State Bank of Mankato. Mr. Van Tol has held this position since 1999.

        Debra Ann Dupuis, age 47, graduated with a BA from Laurentian University in 1983. Debra was employed with Bell Canada in the early 1970's, has been with Erana Mines Limited since 1977. Erana Mines Limited provides mineral exploration and development services. Duties include general administration, accounting, mining lands maintenance, corporate and regulatory services for related publicly -traded junior resource corporations. Debra is the Corporate Secretary since and a director of Erana Mines Limited and is the Corporate Secretary since August 20, 1981 and is the Corporate Secretary of Emerald Isle Resources since June 7, 1999.

        Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

         For action to be taken at the Annual Meeting, a quorum must be present, which, under Delaware General Corporation Laws, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                  PROPOSAL #2

                  APPOINTMENT OF TOSKI, SCHAEFFER & CO., P.C.

        Toski, Schaeffer, & Co., P.C., Independent Public Accountants, of Williamsville, New York, have been appointed as the Certifying accountants for the period through fiscal year 2003 and shareholders are asked to ratify such appointment. Ratification of the appointment of Toski, Schaeffer, & Co., P.C., as the Company's independent public accountantsfor the fiscal year ending December 31, 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Toski, Schaeffer, & Co., P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Toski, Schaeffer, & Co., P.C. are not expected to be present at the Annual Meeting and will not make statements.

        Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Toski, Schaeffer, & Co., P.C. as independent accountants for the Company's year ending December 31, 2003.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at 2 Robert Speck Parkway, Suite 750, Mississauga, Ontario L4Z 1H8, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy state-ment and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 2004.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated: September 24, 2003

                                       By Order of the Board of Directors

                                           /s/ John Melnyk
                                       By: ----------------------------------
                                            John Melnyk, CFO

                                     BALLOT

--------------------------------------------------------------------------------


                            INDUSTRIAL MINERALS, INC.
                       2 Robert Speck Parkway, Suite 750
                          Mississauga, Ontario L4Z 1H8
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 24, 2003

     The undersigned hereby appoints John Melnyk proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Industrial Minerals, Inc. held of record by the under-signed at the Annual Meeting of Stockholders to be held on October 24, 2003, at 2:00 p.m., at Holiday Inn Select, 970 Dixon Road, Etobicoke, ON, in the King Room, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


1. To elect a Board of five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

         Nominees: John Melnyk, Robert Stoutley, Steve Weathers, Larry Van Tol, and Debra Ann Dupuis

                  [_] FOR: nominees listed above (except as marked to the con-trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Toski, Schaeffer & Co., P.C. of Williamsville, New York as independent auditors for fiscal year ended December 31, 2003.

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3.       To transact such other business as may properly come before the Annual
Meeting.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


_________________
No. of Shares                           ----------------------------------------
owned                                         Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2003

 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.